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                      SARA LEE CORPORATION AND SUBSIDIARIES
                                                              EXHIBIT 10.2

              AMENDMENT TO THE 1995 LONG-TERM INCENTIVE STOCK PLAN


The 1995 Long-Term Incentive Stock Plan was amended as follows:

The definition of the term "Committee" in Article II of the 1995 Long-Term Incentive Stock Plan was amended to delete the reference to "disinterested directors" and substitute in lieu thereof "Non-Employee Directors".


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